                        INDEPENDENT AUDITOR'S CONSENT




We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports with respect to the audits of the partnerships listed in Attachment A, Attachment B and Attachment C for the years ended December 31, 1994, 1995 and 1996, respectively. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form-S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.


/s/ J.A. Plumer & Co., P.A.

J. A. PLUMER & CO., P.A.
Bethesda, Maryland
September 2, 1997

                                 Attachment A
              Audit Reports for the Year Ended December 31, 1994


                                                                              Date of
         Partnership                                                      Auditor's Report
- ---------------------------------                                         ----------------
630 East Lincoln Avenue Associates                                        January 24, 1995
Aspen Stratford Apartments Company B                                      January 31, 1995
Aspen Stratford Apartments Company C                                      February 1, 1995
Benjamin Banneker Plaza Associates                                        January 31, 1995
Brightwood Limited Partnership                                            January 10, 1995
Cambridge Heights Apartments, Ltd.                                        February 15, 1995
Carter Associates Limited Partnership                                     March 4, 1995
Cherry Estates                                                            January 18, 1995
Christopher Court Housing Company                                         January 27, 1995
Concord Houses Associates                                                 March 7, 1995
Duke Manor Associates                                                     February 14, 1995
Elderly Housing Associates Ltd. Partnership                               January 25, 1995
Forest Apartments Associates                                              February 16, 1995
Gate Manor Apartments, Ltd.                                               January 30, 1995
Greenfield Apartments Limited Partnership                                 January 27, 1995
Greenfield North Apartments Limited Partnership                           January 23, 1995
Haili Associates                                                          February 6, 1995
Houston Aristocrat Apartments, Ltd.                                       January 24, 1995
Kapuna Associates                                                         February 6, 1995
Kinloch Urban East Housing                                                February 10, 1995
Koolau Housing Associates                                                 February 6, 1995
Lakeview Arms Associates                                                  February 2, 1995
Lee-Hy Manor Associates Limited Partnership                               February 8, 1995
Locust Park Associates                                                    February 1, 1995
Loring Towers Associates                                                  March 3, 1995
Mahoning Associates                                                       January 31, 1995
Milliken Apartments Company                                               February 1, 1995
Monument Street Limited Partnership                                       February 8, 1995
Neighborhoods of the Universities Lock Street Apartments Company          February 3, 1995
Oak Hollow South Associates                                               February 21, 1995
Orchard Mews Associates                                                   February 15, 1995
Oxford Place Associates                                                   February 8, 1995
Pittsfield Neighborhood Associates                                        March 9, 1995
Prince Street Towers Limited Partnership                                  February 6, 1995
Sencit-Lebanon Company                                                    January 20, 1995
St. Nicholas Associates                                                   February 20, 1995
Tamarac Pines, Ltd.                                                       February 18, 1995
Tamarac Pines II, Ltd.                                                    February 9, 1995
Taunton Green Associates                                                  March 1, 1995
Taunton II Associates                                                     February 24, 1995
Tompkins Terrace Associates                                               February 23, 1995
Waipahu Associates                                                        February 6, 1995
Washington Chinatown Associates                                           February 15, 1995
Woodcrest Apartments, Ltd.                                                January 16, 1995
Worcester Episcopal Housing Company                                       February 23, 1995

                                 Attachment B
              Audit Reports for the Year Ended December 31, 1995


                                                                              Date of
         Partnership                                                      Auditor's Report
- --------------------------------                                          ----------------
630 East Lincoln Avenue Associates                                        January 16, 1996
Aspen Stratford Apartments Company B                                      February 2, 1996
Aspen Stratford Apartments Company C                                      January 29, 1996
Baisley Park Associates                                                   March 29, 1996
Benjamin Banneker Plaza Associates                                        January 24, 1996
Benton Square, Ltd                                                        February 18, 1996
Brightwood Limited Partnership                                            January 16, 1996
Carter Associates Limited Partnership                                     March 7, 1996
Cherry Estates                                                            February 8, 1996
Christopher Court Housing Company                                         January 30, 1996
Concord Houses Associates                                                 March 7, 1996
Duke Manor Associates                                                     February 12, 1996
Echelon Towers, Ltd.                                                      December 18, 1995
Elderly Housing Associates Ltd. Partnership                               February 7, 1996
Ferncliff Limited Partnership                                             March 12, 1996
Forest Apartments Associates                                              February 7, 1996
Gate Manor Apartments, Ltd.                                               January 23, 1996
Greenfield Limited Partnership                                            March 11, 1996
Greenfield Apartments Limited Partnership                                 January 22, 1996
Greenfield North Apartments Limited Partnership                           January 25, 1996
Greenfield North Limited Partnership                                      March 9, 1996
Haili Associates                                                          February 6, 1996
Hollows Associates                                                        February 22, 1996
Houston Aristocrat Apartments, Ltd.                                       January 25, 1996
Kapuna Associates                                                         February 6, 1996
Kimberton Apartments Associates                                           February 22, 1996
Kinloch Urban East Housing                                                September 13, 1995
Koolau Housing Associates                                                 February 6, 1996
Lakeview Arms Associates                                                  February 14, 1996
Lee-Hy Manor Associates Limited Partnership                               February 16, 1996
Locust Park Associates                                                    February 5, 1996
Loring Towers Associates                                                  March 15, 1996
Mahoning Associates                                                       February 5, 1996
Milliken Apartments Company                                               January 18, 1996
Monument Street Limited Partnership                                       February 1, 1996
Neighborhoods of the Universities Lock Street Apartments Company          January 26, 1996
Oak Hollow South Associates                                               February 19, 1996
Oak Park Limited Partnership                                              March 12, 1996
Orchard Mews Associates                                                   February 14, 1996
Oxford Place Associates                                                   February 13, 1996
Pittsfield Neighborhood Associates                                        March 16, 1996
Portfolio Properties Fifteen Associates                                   March 12, 1996
Portfolio Properties Four Associates                                      March 11, 1996
Prince Street Towers Limited Partnership                                  February 12, 1996
Registry Square, Ltd.                                                     February 16, 1996
Sencit-Atlantic City Company                                              February 26, 1996
Sencit-Lebanon Company                                                    January 2, 1996
St. Nicholas Associates                                                   February 12, 1996
Tamarac Pines, Ltd.                                                       February 13, 1996
Tamarac Pines II, Ltd.                                                    February 13, 1996
Taunton Green Associates                                                  February 28, 1996
Taunton II Associates                                                     February 16, 1996
The National Housing Partnership-II                                       March 14, 1996
Tompkins Terrace Associates                                               February 19, 1996
Waipahu Associates                                                        February 6, 1996
Washington Chinatown Associates                                           January 21, 1996
Windsor Apartments Associates                                             February 16, 1996
Woodcrest Apartments, Ltd.                                                January 19, 1996
Worcester Episcopal Housing Company                                       February 15, 1996

                                 Attachment C
              Audit Reports for the Year Ended December 31, 1996


                                                                              Date of
         Partnership                                                      Auditor's Report
- --------------------------------                                          ----------------
630 East Lincoln Avenue Associates                                        January 24, 1997
Aspen Stratford Apartments Company B                                      February 24, 1997
Aspen Stratford Apartments Company C                                      February 6, 1997
Athens Arms Associates                                                    February 12, 1997
Benjamin Banneker Plaza Associates                                        January 24, 1997
Benton Square, Ltd                                                        February 21, 1997
Brightwood Limited Partnership                                            January 31, 1997
Carter Associates Limited Partnership                                     February 12, 1997
Christopher Court Housing Company                                         February 18. 1997
Colonial Terrace I Associates                                             February 12, 1997
Colonial Terrace II Associates                                            February 12, 1997
Concord Houses Associates                                                 March 1, 1997
Duke Manor Associates                                                     February 12, 1997
Elderly Housing Associates Ltd. Partnership                               January 24, 1997
Ferncliff Limited Partnership                                             March 11, 1997
Forest Apartments Associates                                              February 17, 1997
Gate Manor Apartments, Ltd.                                               January 31, 1997
Greenfield Limited Partnership                                            March 11, 1997
Greenfield Apartments Limited Partnership                                 January 17, 1997
Greenfield North Apartments Limited Partnership                           January 27, 1997
Greenfield North Limited Partnership                                      March 11, 1997
Haili Associates                                                          January 30, 1997
Hollows Associates                                                        February 19, 1997
Houston Aristocrat Apartments, Ltd.                                       January 27, 1997
Kapuna Associates                                                         January 30, 1997
Kimberton Apartments Associates                                           February 12, 1997
Koolau Housing Associates                                                 January 30, 1997
Lakeview Arms Associates                                                  February 24, 1997
Lee-Hy Manor Associates Limited Partnership                               February 16, 1997
Locust Park Associates                                                    February 22, 1997
Loring Towers Associates                                                  February 13, 1997
Milliken Apartments Company                                               January 13, 1997
Monument Street Limited Partnership                                       February 7, 1997
Neighborhoods of the Universities Lock Street Apartments Company          February 4, 1997
Oak Hollow South Associates                                               February 14, 1997
Oak Park Limited Partnership                                              March 12, 1997
Orchard Mews Associates                                                   January 14, 1997
Oxford Place Associates                                                   February 13, 1997
Pittsfield Neighborhood Associates                                        March 7, 1997
Portfolio Four Associates                                                 March 11, 1997
Prince Street Towers Limited Partnership                                  February 10, 1997
Registry Square, Ltd.                                                     February 21, 1997
Sencit-Lebanon Company                                                    January 30, 1997
St. Nicholas Associates                                                   January 29, 1997
Tamarac Pines, Ltd.                                                       February 20, 1997
Tamarac Pines II, Ltd.                                                    February 20, 1997
Taunton Green Associates                                                  February 15, 1997
Taunton II Associates                                                     February 3, 1997
The National Housing Partnership-II                                       March 22, 1997
Tompkins Terrace Associates                                               February 25, 1997
Waipahu Associates                                                        January 30, 1997
Washington Chinatown Associates                                           January 23, 1997
Windsor Apartments Associates                                             February 12, 1997
Woodcrest Apartments, Ltd.                                                January 15, 1997
Worcester Episcopal Housing Company                                       February 5, 1997